Exhibit a (10) under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

FEDERATED MDT SERIES
Amendment No. 11

DECLARATION OF TRUST

Dated May 18, 2006

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated MDT All Cap Core Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares

Class T Shares
Federated MDT Balanced Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares

Class T Shares
Federated MDT Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares

Class T Shares
Federated MDT Small Cap Core Fund
Class A Shares
Class C Shares

Class R6 Shares
Institutional Shares

Class T Shares
Federated MDT Small Cap Growth Fund
Class A Shares
Class C Shares

Class R6 Shares
Institutional Shares

Class T Shares

(Signature page to follow)

The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of

November, 2017, to become effective on February 2, 2018.

WITNESS the due execution hereof this 16th day of November, 2017.

/s/ John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

/s/ G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh